                                                                      EXHIBIT 32


         CERTIFICATE OF THE CHIEF EXECUTIVE AND CHIEF FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


       In connection with the quarterly report of Transition Auto Finance II (the "Company") on Form 10-QSB for the quarter ended June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kenneth C. Lowe, the Chief Executive and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

       1. The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

       2. The information contained in this Report fairly presents, in all material respects, the financial conditions and results of operations of the Company.



Date:  August 18, 2005               /s/ Kenneth C. Lowe
                                     -------------------------------------------
                                     Kenneth C. Lowe
                                     Chief Executive and Chief Financial Officer